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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                January 30, 2001


                                  DYNEGY INC.
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            (Exact Name of Registrant as Specified in its Charter)


          Illinois                     1-15659                    74-2928353
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(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                number)               identification no.)


               1000 Louisiana, Suite 5800, Houston, Texas 77002
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         (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code      (713) 507-6400
                                                        ------------------------
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Item 5.  Other Events.

     Attached hereto as Exhibit 99 is a press release of Dynegy Inc. dated January 30, 2001 announcing the completion of the acquisition of certain power generating facilities in Newburgh, New York.

Item 7.  Financial Statements and Exhibits.

Exhibits               Description

99                     Press release of Dynegy Inc. dated January 30, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DYNEGY INC.

                              By:  /s/ Lisa Q. Metts
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                                    Lisa Q. Metts
                                    Vice President and
                                    Assistant General Counsel
Date:  February 14, 2001
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                                 Exhibit Index


Exhibits         Description

99               Press release of Dynegy Inc. dated January 30, 2001.